ABERDEEN STANDARD INVESTMENTS ETFs

(the “Trust”)

Aberdeen Standard Bloomberg All Commodity Strategy K-1 Free ETF

(the “Fund”)

Supplement dated September 3, 2021 to the Fund’s Summary Prospectus dated August 3, 2021

Name Changes of the Trust and Fund

The Board of Trustees of the Trust (the “Board”) has approved the following changes to the name of the Trust and the Fund effective September 22, 2021:

Current Trust Name	New Trust Name
Aberdeen Standard Investments ETFs	abrdn ETFs

Current Fund Name	New Fund Name
Aberdeen Standard Bloomberg All Commodity Strategy K-1 Free ETF	abrdn Bloomberg All Commodity Strategy K-1 Free ETF

The ticker symbol for the Fund will remain the same.

Accordingly, effective September 22, 2021, all references in the Fund's Summary Prospectus to the current Trust name and current Fund name are replaced with the new Trust name and new Fund name, respectively.

Please retain this Supplement for future reference.